Exhibit 99.3

FINANCIAL STATEMENTS

Q3, LLC

Q3, LLC
BALANCE SHEETS

	(Unaudited)
ASSETS:	June 30,	December 31,
	2011	2010

CURRENT ASSETS
Cash	$9,032	$3,943
Total current assets	9,032	3,943

OTHER ASSETS
Business loans	$-	$-
Total other assets	-	-

TOTAL ASSETS	$9,032	$3,943

LIABILITIES AND STOCKHOLDER'S DEFICIT:

CURRENT LIABILITIES:
Accounts payable and accrued expenses	1,111	-
Accounts payable, related parties	105,340	800
Advances from affiliates	160,448	175,471
Note payable	100,000	-
Total current liabilities	366,899	176,271
Total liabilities	366,899	176,271

STOCKHOLDERS' DEFICIT:

Class A stock, 25,000 authorized, par value $1,000 and no issued and outstanding as of December 31, 2010 and 2009
Class B stock, 8,000 authorized, no par value and $8,000 issued and outstanding as of December 31, 2010 and 2009	8,000	8,000
Accumulated deficit	(3,365,867)	(3,180,327)
Additional paid in capital	3,000,000	3,000,000
Total stockholders' deficit	(357,867)	(172,327)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$9,032	$3,943

The accompanying notes are an integral part of these financial statements.

Q3, LLC
STATEMENTS OF OPERATION
(Unaudited)

	Three Months		Six Months
	June 30,		June 30,
	2011	2010	2011	2010

REVENUES:
Revenues	$10,800	$-	$21,700	$-

OPERATING EXPENSES:
General and administrative expenses	108,106	45	206,129	3,016
Total operating expenses	108,106	45	206,129	3,016
OPERATING LOSS	(97,306)	45	(184,429)	3,016
Interest expense	1,111	-	1,111	-
NET LOSS	$(98,418)	$(45)	$(185,540)	$(3,016)

NET LOSS PER SHARE:

Basic loss per share:	$(12.30)	$(0.01)	$(23.19)	$(0.38)

Weighted average of number of shares outstanding	8,000	8,000	8,000	8,000

The accompanying notes are an integral part of these financial statements.

Q3, LLC
STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(185,540)	$(3,016)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Common stock issued	-	-
Changes in assets and liabilities:
Accounts receivable	-	9,000
Accounts payable and accrued expenses	1,111	-
Accounts payable, related parties	104,540	(727)
Net cash provided (used) in operating activities	(79,889)	5,257

CASH FLOWS FROM INVESTING ACTIVITIES:
Loans to affiliates	-	-
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of note payable	100,000	-
Repayment to affiliates	(17,270)	(5,292)
Advances from affiliates	2,247	-
Net cash (used) provided by financing activities	84,977	(5,292)

INCREASE (DECREASE) IN CASH	5,088	(35)
CASH, BEGINNING OF PERIOD	3,943	37
CASH, END OF PERIOD	$9,032	$2

The accompanying notes are an integral part of these financial statements.

Q3, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 and 2010

NOTE 1 – BACKGROUND

Q3, LLC (“The Company”) was formed in the state of Florida on February 15, 2007.  The Company develops medical software with tools and analytics to reduce costs while improving clinical performance, outcomes, predictive insight, and evidence-based best clinical processes.

NOTE 2 - GOING CONCERN ISSUES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the Company as a going concern.  However, the Company has year end losses from operations and had no revenues from operations in 2011 and 2010.  From inception through the period ended June 30, 2011, the Company has accumulated net losses of $3,364,756.  Further, the Company has inadequate working capital to maintain or develop its operations, and is dependent upon funds from private investors and the support of certain Members.

These factors raise substantial doubt about the ability of the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.  In this regard, Management is planning to raise any necessary additional funds through loans and additional sales of membership interests. There is no assurance that the Company will be successful in raising additional capital.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying interim condensed financial statements are unaudited, but in the opinion of management contain all adjustments, which include normal recurring adjustments, necessary to present fairly the financial position at June 30, 2011, the results of operations for the three and six months ended June 30, 2011 and 2010, and cash flows for the six months ended June 30, 2011 and 2010.  The balance sheet as of December 31, 2010 is derived from the Company’s audited financial statements.

Certain information and footnote disclosures normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although management of the Company believes that the disclosures contained in these financial statements are adequate to make the information presented therein not misleading. For further information, refer to the financial statements and the notes thereto included in the Company’s audited financial statements for the fiscal year ended December 31, 2010.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

The results of operations for the three and six months ended June 30, 2011 are not necessarily indicative of the results of operations to be expected for the full fiscal year ending December 31, 2011

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net sales and expenses recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates.

Revenue Recognition

Revenue includes product sales. The Company recognizes revenue from product sales in accordance with Topic 360 “Revenue Recognition in Financial Statements” which is at the time customers are invoiced at shipping point, provided title and risk of loss has passed to the customer, evidence of an arrangement exists, fees are contractually fixed or determinable, collection is reasonably assured through historical collection results and regular credit evaluations, and there are no uncertainties regarding customer acceptance.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable. The Company will maintain allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments for products. Accounts with known financial issues are first reviewed and specific estimates are recorded. The remaining accounts receivable balances are then grouped in categories by the amount of days the balance is past due, and the estimated loss is calculated as a percentage of the total category based upon past history. Account balances are charged off against the allowance when it is probable the receivable will not be recovered the company has not allowance for doubtful accounts since the company has no history uncollectible accounts receivables.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  At June 30, 2011, cash and cash equivalents include cash on hand and cash in the bank.

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized.  Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

The range of estimated useful lives used to calculated depreciation for principal items of property and equipment are as follow:

Asset Category	Depreciation/ Amortization Period
Furniture and Fixture	3 Years
Office equipment	3 Years
Leasehold improvements	5 Years

Impairment of Long-Lived Assets

In accordance with ASC Topic 360, “Long-Lived Assets”, such as property, plant, and equipment, and purchased intangibles, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Goodwill and other intangible assets are tested for impairment.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.  There were no events or changes in circumstances that necessitated an impairment of long lived assets as of June 30, 2011.

Income Taxes

As a limited liability company, any taxable income or loss is passed through to our sole member.

Concentration of Credit Risk

The Company maintains its operating cash balances in banks located in Port Orange, Florida. The Federal Depository Insurance Corporation (FDIC) insures accounts at each institution up to $250,000.

Fair Value of Financial Instruments

The Company's financial instruments consist primarily of cash, accounts payable and accrued expenses, and debt. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments. The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

The Company adopted ASC Topic 820, Fair Value Measurements (“ASC Topic 820”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  The standard provides a consistent definition of fair value which focuses on an exit price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The standard also prioritizes, within the measurement of fair value, the use of market-based information over entity specific information and establishes a three-level hierarchy for fair value measurements based on the nature of inputs used in the valuation of an asset or liability as of the measurement date.

The three-level hierarchy for fair value measurements is defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;
•

Level 2 – inputs to the valuation mythology include quoted prices for similar assets And liabilities in active markets, and inputs that are observable or the assets or Liabilities other than quoted prices, either directly or indirectly including inputs in Markets that are not considered to be active;

•	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Reclassification

Certain prior period amounts have been reclassified to conform to current year presentations.

Recent Accounting Pronouncements

No accounting standards or interpretations issued recently are expected to a have a material impact on the Company’s consolidated financial position, operations or cash flows.

NOTE 4 – SHARE CAPITAL

Q3, LLC was formed in Florida on February 15, 2007.  The Company has authorized 25,000 Class A Interests, par value $1,000 per interest, of which none are issued and outstanding.   The company has authorized 8,000 Class B Interests, of which 8,000 are issued and outstanding to one member

Holders of Class A Interests do not have any voting rights with respect to the operation of the Company unless specifically provided for.

Class B Interests membership interests in the Company which can only be owned by a Manager or his heirs or permitted assigns (without the consent of the Managers). Only the holders of Class B Interests shall be entitled to vote to elect or remove the Manager or on any other matters that come before the Members for their vote, except as specifically set forth therein.  If a holder of Class B Interests shall transfer them to a party other than a Manager (and assuming the other Manager shall agree to such transfer) the Class B Interests so transferred (other than to heirs) shall automatically convert to be Class A Interests.

The Company has no options or warrants issued or outstanding as of June 30, 2011.

NOTE 5 - INCOME TAXES

The Company’s taxable income or loss is passed through to its sole member.

NOTE 6 – NOTES PAYABLE

The Company issued a promissory note (the “Note”) on May 20, 2011 in the amount of $100,000.  The Note carries a per annum interest rate of 10% and is due on demand. As of June 30, 2011 the Company has expensed $1,111 for interest expense and recorded an accrued liability of $1,111.

NOTE 7 – AGREEMENTS

The Company has a non exclusive five year license as an Application Partner with InterSystems Corporation (“InterSystems”). The license allows the Company to use InterSystems proprietary software in conjunction with the Company’s software. InterSystems technology is used in 80% of the hospitals in America and by the most dominant electronic medical record (“EMR”) vendors in North America. Outside North America, InterSystems is the most widely used EMR platform world-wide.   InterSystems data integration connections, known as application programming interfaces (“API’s”) are already programmed for every EMR and database.  Quture is able to collect and integrate performance metrics immediately through this partnership, creating a powerful clinical knowledge database.

NOTE 8 - RELATED PARTY TRANSACTIONS

The Company has an agreement with Q’Zure, LLC to exclusively provide any and all software and technology services that Quture requires.  Pursuant to the terms of the agreement, Quture will provide Task Orders to Q’Zure on process and other terms to be negotiated on an order by order basis.  As of June 30, 2011 owes Q’Zure $22,340, which is included in accounts payable and accrued expenses, related parties on the balance sheet as of June 30, 2011, included herein.

The Company leases office space in Port Orange, Fl. form Sunset Quay, LLC (“Sunset Quay”).  Sunset Quay is a Florida limited liability Company that is controlled by Geoffrey Feazell, an Officer of our Company. Under the terms of the lease agreement, the Company is to pay $4,000 per month on a net lease. The term of the lease is from January 1, 2011 thru December 31, 2011, with annual renewals. For the six months ended June 30, 2011 the Company has included $24,000 in rent expense and as of June 30, 2011 owes $23,000 to Sunset Quay for accrued and unpaid rent.

The Company has agreed to compensate Landon Feazell $10,000 per month for his services to the Company as President and Chief Executive Officer.  The amount will be paid as cash flow permits and as of June 30, 2011, Mr. Feazell has not received any compensation and $60,000 is included in accounts payable and accrued expenses related parties on the balance sheet as of June 30, 2011, included herein.

As of January 1, 2011 the Company owed Mr. Feazell  $175,471 for advances and loans.  During the six months ended June 30, 2011 we received additional advances and loans of $2,247 and repaid $17,270.  As of June 30, 2011 the balance owed is $160,448.  The advances are due on demand and bear no interest.

NOTE 9 REVENUE CONCENTRATIONS

Our revenues have been to one customer for the six months ended June 30, 2010 and 2011.

NOTE 10 - SUBSEQUENT EVENTS

In accordance with ASC 855, the Company evaluated subsequent events through the date these financial statements were available to be issued.

Effective July 1, 2011, the Company merged with and into Quture, whereby Quture was the legal acquirer and the Company is the accounting acquirer.

On July 25, 2011 Quture and Techs Loanstar, Inc. (“Techs”) entered into a Securities Exchange Agreement (the “Agreement”) whereby Techs acquired 100% of the outstanding capital stock of Quture. On August 9, 2011 the parties entered into the First Amendment to the Agreement (the “Amended Agreement”).  The Amended Agreement contains customary representations, warranties and covenants for Quture and Techs for like transactions.